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                                                                    EXHIBIT 99.1


                         LETTER OF DELOITTE & TOUCHE LLP


December 22, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Nabisco, Inc. dated December 22, 2000.


Yours truly,


/s/  DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP